RESTRUCTURING AND OTHER CHARGES	12 Months Ended
Dec. 31, 2011
Restructuring and Related Activities [Abstract]
RESTRUCTURING AND OTHER CHARGES
RESTRUCTURING AND OTHER CHARGES

The Company continually evaluates its cost structure to be appropriately positioned to respond to changing market conditions. Given economic trends from 2008 through 2011, the Company initiated certain restructuring programs to better utilize its workforce and optimize facility utilization to match the demand for its products.

To optimize facility utilization, the Company established a restructuring program to move its crushing and screening manufacturing business within the MP segment from Cedar Rapids, Iowa to other facilities, primarily in North America. Engineering, sales and service functions for materials processing equipment currently made at the plant will be retained at the facility for the near future. The program cost $5.7 million, resulted in reductions of 186 team members and was completed in 2011. Costs of $2.3 million and $0.1 million were charged to Cost of goods sold (“COGS”) and selling, general and administrative costs (“SG&A”), respectively, in the year ended December 31, 2011 for this program.

The Company established a restructuring program within the MP segment to realize cost synergies and support its joint brand strategy by consolidating certain of its crushing equipment manufacturing businesses. This program resulted in the relocation of its Pegson operations in Coalville, United Kingdom to Omagh, Northern Ireland. The global design center for crushing equipment and certain component manufacturing were retained at Coalville for the near future. The program cost $6.4 million, resulted in reductions of 215 team members and was completed in 2011.

During the second quarter of 2010, the Company executed a restructuring program to better utilize facility space in its Port Equipment Business, which is included in the MHPS segment. The program cost $11.4 million and resulted in reductions of 149 team members. This program was completed in 2010, except for certain benefits mandated by governmental agencies.

During the second quarter of 2011, the Company established restructuring programs within the MHPS segment to optimize facility utilization and consolidate certain manufacturing operations. These programs are expected to cost $25.8 million and result in the reduction of approximately 206 team members. This program is expected to be completed in 2012, except for certain benefits mandated by governmental agencies. Program costs including impairment charges of $15.6 million and $4.9 million were charged to COGS and SG&A, respectively, during the year ended December 31, 2011.

During the third quarter of 2011, the Company reorganized certain areas within the Construction segment to enhance operational efficiency. The expected cost of these activities is $1.4 million and resulted in the reduction of approximately 5 team members. This program is expected to be completed in 2012. Costs related to this program of $0.1 million and $1.3 million were charged to COGS and SG&A, respectively, during the year ended December 31, 2011.

During the third quarter of 2011, certain areas of the MHPS segment were reorganized to better utilize the Company’s workforce. The expected cost related to these activities is $3.9 million and will result in the reduction of approximately 10 team members. This program is expected to be completed within a year. Costs related to this program of $3.9 million were charged to SG&A from the date of acquisition through December 31, 2011.

The following table provides information for all restructuring activities by segment of the amount of expense incurred during the year ended December 31, 2011, the cumulative amount of expenses incurred since inception of the programs from 2009 through 2011 and the total amount expected to be incurred (in millions):

	Amount incurred during the year ended December 31, 2011	Cumulative amount incurred through December 31, 2011	Total amount expected to be incurred
AWP	$0.1	$23.7	$23.7
Construction	1.3	38.8	38.8
Cranes	2.2	5.8	5.8
MP	2.5	13.6	13.6
MHPS	23.3	36.4	39.0
Corporate and Other	0.1	6.2	6.2
Total	$29.5	$124.5	$127.1

The following table provides information by type of restructuring activity with respect to the amount of expense incurred during the year ended December 31, 2011, the cumulative amount of expenses incurred since inception of the programs from 2009 through 2011 and the total amount expected to be incurred (in millions):

	Employee Termination Costs	Facility Exit Costs	Asset Disposal and Other Costs	Total
Amount incurred in the year ended December 31, 2011	$19.3	$7.1	$3.1	$29.5
Cumulative amount incurred through December 31, 2011	$92.2	$17.7	$14.6	$124.5
Total amount expected to be incurred	$92.2	$20.3	$14.6	$127.1

The following table provides a roll forward of the restructuring reserve by type of restructuring activity for the year ended December 31, 2011 (in millions):

	Employee Termination Costs	Facility Exit Costs	Asset Disposal and Other Costs	Total
Restructuring reserve at December 31, 2010	$9.8	$1.6	$1.1	$12.5
Restructuring charges	18.3	—	0.1	18.4
Cash expenditures	(8.1)	(0.4)	(1.6)	(10.1)
Restructuring reserve at December 31, 2011	$20.0	$1.2	$(0.4)	$20.8

During the year ended December 31, 2011 and 2010, $19.1 million and $14.9 million, respectively, of restructuring charges were included in COGS. In addition, during the year ended December 31, 2011 and 2010, $10.4 million and $7.4 million, respectively, of restructuring charges were included in SG&A costs. Included in the restructuring costs for the year ended December 31, 2011 and 2010 are $8.8 million and $9.3 million, respectively, of asset impairments.